Exhibit 10.6
AMENDMENT TO SEPARATION AGREEMENT
This Amendment to Separation Agreement ( this “Amendment”) is entered into as June 2, 2020 (the “Amendment Effective Date”), by and among Cooper-Standard Holdings Inc., a Delaware corporation (“CS Holdings”), Cooper-Standard Automotive Inc., an Ohio corporation, (the “Company”), and Song Min Lee (“Executive,” together with CS Holdings and the Company, the “Parties”).
A. The Parties entered into a Separation Agreement dated as of December 31, 2019 (the “Agreement”); and
B. The Parties desire to amend Sections 2.c and 2.d of the Agreement.
THEREFORE, in consideration of the mutual promises and obligations herein, the Parties agree as follows:
1.  Consideration Provided by the Company. Sections 2.c and 2.d of the Agreement are hereby deleted and replaced in their entirety with the following (with all capitalized terms having the meaning originally ascribed thereto in the Agreement).
“2.c to pay Executive the total gross amount of $1,433,025.00, and any applicable interest (current annual applicable interest rate approximates 8.25%) in accordance with Section 5(d) of the Plan, less withholding and applicable taxes, which the parties agree is, and shall be deemed to be, the total amount payable to Executive under Section 5(a)(i) of the Plan, which lump sum payment shall be made on the first regular payroll date following August 1, 2020.”

“2.d.  to pay Executive the amount to which Executive is entitled under the Company’s Nonqualified Supplemental Executive Retirement Plan, which payment shall be made on the first regular payroll date following August 1, 2020.”

2. Ratification. All other terms, provisions and exhibits to the Agreement not amended hereby shall remain in full force and effect. From and after the date of this Amendment, all references to the term “Agreement” in this Amendment or the original Agreement shall include the terms contained in this Agreement.
[Signature Page Follows]

Exhibit 10.6
IN WITNESS WHEREOF, the Parities have executed this Amendment to Separation Agreement effective as of the Amendment Effective Date.

COOPER-STANDARD HOLDINGS INC.

By: /s/ Larry E. Ott  Name: Larry E. Ott
        Title: SVP and Chief Human Resources Officer

COOPER-STANDARD AUTOMOTIVE INC.

By: Larry E. Ott   Name: Larry E. Ott
        Title: SVP and Chief Human Resources Officer

EXECUTIVE:

/s/ Song Min Lee
Name: Song Min Lee